UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

CytomX Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37587	27-3521219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Oyster Point Blvd
Suite 400
South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 515-3185

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CTMX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2024, CytomX Therapeutics, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation reflecting an amendment to increase the authorized number of shares of the Company’s common stock from 150,000,000 to 300,000,000 shares (the “Charter Amendment”). The Charter Amendment was approved by the Company’s stockholders at the Annual Meeting on May 15, 2024, as described below under Item 5.07.

A copy of the Amended and Restated Certificate of Incorporation reflecting the Charter Amendment is attached to this report as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on May 15, 2024. On March 19, 2024, the record date, there were 667,731,764 shares of the Company’s common stock outstanding, with each such share being entitled to one vote.

At the Annual Meeting, 46,918,673 shares of the Company’s common stock were voted online or by proxy for the four proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement (the “Proxy Statement”) on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 4, 2024.

Proposal 1. The Company’s stockholders elected the Class III director nominees below to the Company’s Board of Directors to hold office until the 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or the earlier of their death, resignation or removal.

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Alan Ashworth, Ph.D., FRS	28,770,373	514,091	79,486	17,554,723
James R. Meyers	28,970,141	324,310	69,499	17,554,723
Halley Gilbert	24,008,423	5,271,685	83,842	17,554,723

Proposal 2. The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024.

FOR	AGAINST	ABSTAIN
46,522,474	369,346	26,853

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3. The Company’s stockholders approved of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 300,000,000 shares.

FOR	AGAINST	ABSTAIN
42,707,436	3,211,496	999,741

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 4. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, pursuant to the compensation disclosure rules of the SEC.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,396,411	1,905,835	61,704	17,554,723

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of CytomX Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTOMX THERAPEUTICS, INC.

Date: May 17, 2024	By:	/s/ Lloyd Rowland
Lloyd Rowland
SVP, General Counsel